SUPPLEMENT DATED OCTOBER 7, 2020 TO

PROSPECTUSES DATED MAY 1, 2020, AS AMENDED, for

New York Life Insurance and Annuity Corporation (“NYLIAC”) Corporate Executive Series Variable Universal Life

NYLIAC CorpExec VUL II-V

NYLIAC CorpExec VUL VI

and

PROSPECTUS DATED MAY 1, 2019, AS AMENDED, for

NYLIAC CorpExec Accumulator VUL

INVESTING IN

NYLIAC Corporate Sponsored Universal Life Separate Account-I

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable universal life insurance policies listed above that are issued by NYLIAC. The purpose of this supplement is to describe changes to the investment options available under such policies. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

NYLIAC has filed an application with the U.S. Securities and Exchange Commission (the “SEC”) for an order permitting the above-referenced separate account to substitute shares of the Existing Portfolio with shares of the Replacement Portfolio below. NYLIAC anticipates that, if such order is granted, the SEC will issue the order approving the proposed substitution in November 2020. The effective date established for the substitution is expected to be on or about November 23, 2020 (the “Effective Date”). All expenses incurred in connection with the substitution will be paid by either NYLIAC or an affiliate. You will not incur any fees, charges or tax liability because of the substitution.

PROPOSED SUBSTITUTIONS
Existing Portfolio	Replacement Portfolio

Invesco V.I. American Value Fund – Series I Shares	MFS® Mid Cap Value Portfolio – Initial Class

Prior to the Effective Date. For thirty (30) days before the Effective Date, if you have allocations to the Existing Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer will be based on the Accumulation Value of the Investment Division as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Existing Portfolio to other investment options that we currently offer.

Until the Effective Date, we will continue to process premium payments and available automatic transactions (such as Dollar Cost Averaging and Automatic Asset Rebalancing), involving the Existing Portfolio, unless you provide us with alternate allocation instructions. Also note that the Existing Portfolio will not accept new premium payment allocations or transfers as of the Effective Date.

On the Effective Date. Any of your Accumulation Value that remains in the Existing Portfolio will be redeemed. Those redemptions will then be used to purchase Accumulation Units in the Replacement Portfolio. All policyowners affected by the substitution will receive a written confirmation of the transaction. The redemption and subsequent repurchase transactions required to effectuate the substitution will not be treated as transfers that count toward the number of free transfers that may otherwise be made in a given Policy Year.

Your Accumulation Value immediately prior to the Effective Date will be equal to your Accumulation Value immediately after the Effective Date; however, the number of Accumulation Units you receive in the Replacement Portfolio may be different from the number of Accumulation Units in the Existing Portfolio. There will also be no change to your policy’s death benefit as a result of the substitution.

On the Effective Date, all references in your Prospectus to the Existing Portfolio will be deleted and replaced with the Replacement Portfolio.

After the Effective Date. Immediately following the Effective Date, the Existing Portfolios will no longer be available as an investment option under the policies. In addition, for thirty (30) days following the Effective Date, you may transfer all or a portion of your Accumulation Value out of the Replacement Portfolio to another investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your Policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the Accumulation Value of the Investment Division as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Replacement Portfolio to other investment options that we currently offer.

We will also continue to process premium payments and available automatic transactions (such as Dollar Cost Averaging, Automatic Asset Rebalancing and Interest Sweep) after the Effective Date, except that allocations previously processed to or from the Existing Portfolio will be processed to or from the Replacement Portfolio.

A complete list of the investment options that are available under your policy is set forth in the Prospectus for your policy. You may obtain a copy of the Prospectus for your policy or the Replacement Portfolio by calling 1-888-695-4748. Additional information regarding the Replacement Portfolio, including the investment objectives, policies, risks and fees and expenses, is contained in the Replacement Portfolio fund prospectus which was mailed to you in May 2020.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010